Exhibit 99.1

LETTER OF TRANSMITTAL

To Offer to Exchange

Each Outstanding Share of Common Stock

of

NRG ENERGY, INC.

for

0.485 of a Share of Exelon Corporation Common Stock

by

Exelon Xchange Corporation,

a direct, wholly-owned subsidiary of

EXELON CORPORATION

Pursuant to the Prospectus/Offer to Exchange Dated November 12, 2008

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 6, 2009, UNLESS THE OFFER IS EXTENDED. NRG SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

The Exchange Agent for the offer is:

BNY Mellon Shareowner Services
By Mail:	By Overnight Courier or By Hand:
Mellon Investor Services LLC Attn: Corporate Action Dept. 27th Floor P.O. Box 3301 South Hackensack, NJ 07606	Mellon Investor Services LLC Attn: Corporate Action Department, 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be used for the tender of shares of common stock (the “NRG Shares”) of NRG Energy, Inc., a Delaware corporation (“NRG”). Tendering NRG stockholders may use this form if certificates are to be forwarded herewith or, unless an agent’s message (as defined in the Prospectus (as defined below)) is utilized, if delivery of NRG Shares is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under the caption “The Offer—Procedure for Tendering.”

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear on Share Certificate(s))	Shares Tendered (See Instruction 3; Attach additional list if necessary)
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares
* Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all NRG Shares represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

IF ANY OF THE CERTIFICATES REPRESENTING NRG SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED SEE INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL.

Holders of outstanding NRG Shares whose certificates for such NRG Shares (the “Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined below), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their NRG Shares according to the guaranteed delivery procedure set forth in the Prospectus under the caption “The Offer—Guaranteed Delivery.” See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

LOST CERTIFICATES

☐	CHECK HERE IF CERTIFICATE(S) HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 9.

TENDER OF NRG SHARES

☐	CHECK HERE IF TENDERED NRG SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NRG SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED NRG SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Tendering Stockholder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If delivery is by book-entry transfer:

Name of Tendering Institution

Account Number

Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW FOR THIS LETTER OF TRANSMITTAL AND FOR THE SUBSTITUTE FORM W-9 INCLUDED HEREWITH. PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Exelon Xchange Corporation, a Delaware corporation (“Exelon Xchange”) and a direct wholly-owned subsidiary of Exelon Corporation, a Pennsylvania corporation (“Exelon”), the above-described shares of common stock (the “NRG Shares”) of NRG Energy, Inc. (“NRG”), pursuant to Exelon’s offer, through Exelon Xchange, to exchange for each outstanding NRG Share, 0.485 of a share of common stock, no par value per share, of Exelon (“Exelon Shares”) and cash in lieu of fractional Exelon Shares, upon the terms and subject to the conditions set forth in the Prospectus/Offer to Exchange, dated November 12, 2008 (the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the “Offer”). The Offer expires at 5:00 p.m., New York City Time, on January 6, 2009, unless extended as described in the Prospectus (as extended, the “Expiration Date”). The undersigned understands that Exelon Xchange reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to exchange all or any portion of the NRG Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Exelon Xchange of its obligations under the Offer or prejudice the undersigned’s rights to receive Exelon Shares for NRG Shares validly tendered and accepted for exchange.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance of the NRG Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Exelon Xchange all right, title and interest in and to all of the NRG Shares that are being tendered hereby (and any and all NRG Shares or other securities issued, paid, distributed or issuable, payable or distributable in respect of such NRG Shares on or after November 12, 2008 (collectively, a “Distribution”)) and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such NRG Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such NRG Shares (and any Distribution), or transfer ownership of such NRG Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Exelon Xchange, (ii) present such NRG Shares (and any Distribution) for transfer on the books of NRG and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such NRG Shares (and any Distribution), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, or through delivery of an agent’s message (as discussed in the Prospectus in the section entitled “The Offer—Procedure for Tendering”), the undersigned irrevocably appoints Christopher M. Crane and William A. Von Hoene, Jr. in their respective capacities as officers of Exelon Xchange as the agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his, her or its substitute shall in his, her or its sole discretion deem proper, with respect to all of the NRG Shares tendered hereby which have been accepted for exchange by Exelon Xchange prior to the time of any vote or other action (and any Distribution on or after November 12, 2008), at any meeting of stockholders of NRG (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such NRG Shares by Exelon Xchange in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other power-of-attorney proxy or written consent granted by the undersigned at any other time with respect to such NRG Shares (and any Distribution), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective). Exelon and Exelon Xchange reserve the right to require that, in order for NRG Shares to be deemed validly tendered, immediately upon Exelon Xchange’s acceptance of NRG Shares for exchange, Exelon Xchange must be able to exercise full voting, consent and other rights with respect to such NRG Shares and any Distributions.

The undersigned hereby represents and warrants that the tender of such NRG Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended, the undersigned has full power and authority to tender, sell, assign and transfer the NRG Shares tendered hereby (and any Distribution) and that when the same are accepted for exchange by Exelon Xchange, Exelon Xchange will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Exelon Xchange to be necessary or desirable to complete the sale, assignment and transfer of the NRG Shares (and any Distribution) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of Exelon Xchange any Distribution in respect of the NRG Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Exelon Xchange shall be entitled to all rights and privileges as owner of any such Distribution and may withhold the Exelon Shares payable pursuant to the Offer or deduct from such Exelon Shares the amount of any such Distribution, as determined by Exelon Xchange in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of NRG Shares pursuant to any one of the procedures described in the Prospectus under the caption “The Offer—Procedure for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and Exelon Xchange upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Exelon Xchange may not be required to accept for exchange any of the NRG Shares tendered hereby.

The undersigned understands that the delivery and surrender of NRG Shares that the undersigned has tendered is not effective, and the risk of loss of NRG Shares does not pass to the Exchange Agent, until the Exchange Agent receives the Letter of Transmittal, duly completed and signed, or an agent’s message (as discussed in the Prospectus in the section entitled “The Offer—Procedure for Tendering”) in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Exelon Xchange and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF NRG SHARES WILL BE DETERMINED BY EXELON AND EXELON XCHANGE IN THEIR SOLE DISCRETION AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING NRG STOCKHOLDERS. The undersigned also understands that no tender of NRG Shares is valid until all defects and irregularities in tenders of NRG Shares have been cured or waived and that none of Exelon, Exelon Xchange, the Exchange Agent, the Information Agent (see below), the Dealer Managers (see below) or any other person is under any duty to give notification of any defects or irregularities in the tender of any NRG Shares or will incur any liability for failure to give any such notification.

Unless otherwise indicated under “Special Issuance/Payment Instructions,” please issue the Exelon Shares and a check for any cash in lieu of fractional Exelon Shares, and return any NRG Shares not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of NRG Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the Exelon Shares (or at Exelon’s election, evidence of book-entry Exelon Shares), a check for any cash in lieu of fractional Exelon Shares and any certificates for NRG Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance/Payment Instructions” and “Special Delivery Instructions” are completed, please issue the Exelon Shares (or at Exelon’s election, evidence of book-entry Exelon Shares), a check for any cash in lieu of fractional Exelon Shares and return any NRG Shares not tendered or not accepted for exchange in the name(s) of, and mail any certificates to, the person(s) so indicated. The undersigned recognizes that Exelon Xchange has no obligation, pursuant to the “Special Issuance/Payment Instructions,” to transfer any NRG Shares from the name of the registered holder(s) thereof if Exelon Xchange does not accept for exchange any of the NRG Shares so tendered.

SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 and 7)	(SEE INSTRUCTIONS 1, 5, 6 and 7)

To be completed ONLY if the Exelon Shares (or, at Exelon’s election, evidence of book-entry Exelon Shares) and a check for cash, if applicable, to be issued in lieu of fractional Exelon Shares or certificates for NRG Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned.

To be completed ONLY if the Exelon Shares (or, at Exelon’s election, evidence of book-entry Exelon Shares) and a check for cash, if applicable, to be issued in lieu of fractional Exelon Shares or certificates of NRG Shares not tendered or not accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Shares(s) Tendered.”

Issue: ☐ Check ☐ Certificates to:	Deliver: ☐ Check ☐ Certificates to:

Name:	Name:
(Please Print)	(Please Print)

Address:	Address:

(Zip Code)	(Zip Code)

Area Code and	Area Code and
Telephone Number:	Telephone Number:

Tax Identification or Social Security Number:	Tax Identification or Social Security Number:

(U.S. Stockholder See Substitute Form W-9 Attached; Foreign Stockholder See Appropriate Form W-8)	(U.S. Stockholder See Substitute Form W-9 Attached; Foreign Stockholder See Appropriate Form W-8)

IMPORTANT—SIGN HERE

(Also Complete Substitute Form W-9 Included Below)

(Signature(s) of Stockholder(s))

Dated

Name(s)
(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

Taxpayer Identification or Social Security Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)

(If Required–See Instructions 1 and 5)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY

ELIGIBLE INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature

Name

Title
(Please Print)

Name of Firm

Address
(Include Zip Code)

Area Code and Telephone Number

Dated

SUBSTITUTE FORM W-9 (See Instruction 8) Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	PAYER’S NAME: BNY Mellon Shareowner Services, as Exchange Agent
	PART 1 Please provide your TIN and certify by signing and dating below.	Social Security Number OR Employer Identification Number(s)

PART 2 ☐ Exempt from Backup Withholding

PART 3—CERTIFICATION

Under penalties of perjury, I certify that:

(1)    The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me); and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. citizen or other U.S. person (as defined in the enclosed guidelines).

CERTIFICATION INSTRUCTIONS. You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

SIGNATURE DATE

NAME
(as shown on your income tax return)

BUSINESS NAME
(if different from above)

Check appropriate box:

☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Limited Liability Company. Enter the tax classification (D = disregarded entity, C = corporation, P = partnership) ☐ Other

ADDRESS
CITY STATE ZIP CODE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

Instructions

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “Eligible Guarantor Institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the NRG Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled “Special Issuance/Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such NRG Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an agent’s message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus under the caption “The Offer—Procedure for Tendering.” Share Certificates for all physically delivered NRG Shares, or a confirmation of a book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility of all NRG Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, or an agent’s message in the case of a book-entry transfer, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their NRG Shares pursuant to the guaranteed delivery procedure described in the Prospectus under the caption “The Offer—Guaranteed Delivery.” Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Exelon through Exelon Xchange, must be received by the Exchange Agent prior to the Expiration Date; and (c) Share Certificates for all tendered NRG Shares (or a confirmation of a book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility of all NRG Shares delivered electronically) in proper form for transfer, as well as a properly completed and duly executed Letter of Transmittal with any required signature guarantees (or a manually signed facsimile thereof), or in the case of a book-entry transfer, an agent’s message and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such notice of guaranteed delivery, as provided in the Prospectus under the caption “The Offer—Guaranteed Delivery.”

THE METHOD OF DELIVERY OF NRG SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY BY BOOK-ENTRY TRANSFER, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF CERTIFICATES FOR NRG SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED, AND NO FRACTIONAL NRG SHARES WILL BE PURCHASED. BY EXECUTING THIS LETTER OF TRANSMITTAL, THE TENDERING STOCKHOLDER WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE FOR EXCHANGE OF THE NRG SHARES.

3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers, the number of NRG Shares evidenced by such Share Certificates and the number of NRG Shares tendered should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the NRG Shares represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of NRG Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the NRG Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly following the expiration of the Offer. All NRG Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the NRG Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the NRG Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the NRG Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the NRG Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Exelon Shares to be issued are to be issued, or NRG Shares not tendered or not accepted for exchange are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the NRG Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such NRG Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Exelon Xchange of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

6. Stock Transfer Taxes. Exelon Xchange will pay any stock transfer taxes with respect to the sale and transfer of any NRG Shares to it or its order pursuant to the Offer. If, however, issuance of Exelon Shares is to be made to, or NRG Shares not tendered or not accepted for exchange are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of NRG Shares to Exelon Xchange pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the Exelon Shares to be issued unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7. Special Issuance and Delivery Instructions. If certificates (or, at Exelon’s election, evidence of book-entry transfer) for Exelon Shares and a check for cash in lieu of fractional Exelon Shares or any NRG Shares not tendered or not accepted for exchange are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if a check or any certificates for NRG Shares not tendered or not exchanged are to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled “Description of Shares Tendered”, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering NRG Shares by book-entry transfer may request that NRG Shares not exchanged be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under “Special Issuance/Payment Instructions.” If no such instructions are given, any such NRG Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8. Substitute Form W-9. Under U.S. federal income tax law, the Exchange Agent may be required to withhold a portion of the amount of any cash payments made to non-corporate holders of NRG common stock in lieu of fractional Exelon Shares pursuant to the Offer or the second-step merger (as defined in the Prospectus) or as a result of the exercise of appraisal/dissenters’ rights in connection with the second-step merger. If, contrary to expectations, the Offer is completed but the second-step merger does not occur, withholding may also apply with respect to any Exelon Shares transferred to such holders pursuant to the Offer. To avoid such backup withholding, each tendering stockholder must provide the Exchange Agent with such stockholder’s correct taxpayer identification number and certify that such stockholder is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if NRG Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on Substitute Form W-9. To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such stockholder must submit a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that person’s exempt status. Such Forms can be obtained from the Exchange Agent.

Failure to complete the Substitute Form W-9 will not, by itself, cause NRG Shares to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

9. Mutilated, Lost, Stolen or Destroyed Certificates. Holders of Share Certificates that have been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact BNY Mellon Shareowner Services, the transfer agent for NRG Shares, by calling 800-524-4458. The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. This Letter of Transmittal and related documents cannot be processed until the mutilated, lost, stolen or destroyed certificates have been replaced and the replacement certificates have been delivered to the Exchange Agent in accordance with the instructions contained in this Letter of Transmittal. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the Expiration Date.

10. Waiver of Conditions. The conditions of the Offer may be waived, in whole or in part, by Exelon or Exelon Xchange, in their sole discretion, at any time and from time to time, in the case of any NRG Shares tendered.

11. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective addresses and telephone numbers set forth below. Additional copies of the Prospectus, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of NRG Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

12. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of NRG Shares will be determined by Exelon and Exelon Xchange in their sole discretion, and their determinations shall be final and binding. Exelon reserves the absolute right to cause Exelon Xchange to reject any and all tenders of NRG Shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of Exelon Xchange’s counsel, be unlawful. Exelon also reserves the absolute right to cause Exelon Xchange to waive any defect or irregularity in the tender of any NRG Shares. No tender of NRG Shares will be deemed to be properly made until all defects and irregularities in tenders of shares have been cured or waived. None of Exelon, Exelon Xchange, the Dealer Managers, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in the tender of NRG Shares and none of them will incur any liability for failure to give any such notice. Exelon Xchange’s interpretation of the terms and conditions of the Offer, including the Letter of Transmittal, will be final and binding.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective addresses or telephone numbers set forth below. Additional copies of the Prospectus, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of NRG Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders May Call Toll-Free: 877-750-9501

Banks and Brokerage Firms May Call Collect: 212-750-5833

The Dealer Managers for the Offer are:

Barclays Capital Inc.	ABN AMRO Incorporated	UBS Securities LLC
Equity Corporate Services	600 Steamboat Road	299 Park Avenue

745 Seventh Avenue	Greenwich, CT 06830	New York, NY 10171

New York, NY 10019	Toll Free: 866-427-3673	Toll Free: 877-299-7215

Toll Free: 888-610-5877